UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

ASPEN TECHNOLOGY, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-34630	04-2739697
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

20 Crosby Drive
Bedford, Massachusetts 01730 01730
(Address of principal executive offices, including Zip Code)
(781) 221-6400
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	AZPN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

We expect that, effective as of the closing of the proposed transactions with Emerson Electric Co. (the “Transactions”), our President and Chief Executive Officer, Antonio J. Pietri, will enter into an amended executive retention agreement (the “Proposed Retention Agreement”). The Proposed Retention Agreement will supersede Mr. Pietri’s existing retention agreement with us. The payments and benefits available under the Proposed Retention Agreement would be the same as those provided under the existing retention agreement, except as expressly noted below.

Under the Proposed Retention Agreement, Mr. Pietri will be provided with certain payments and benefits in the event of a qualifying termination of his employment. A qualifying termination includes a termination without “cause” or a resignation by Mr. Pietri for “good reason” (in each case as defined in the Proposed Retention Agreement).  Additional severance benefits are payable upon a qualifying termination within twelve months following a change in control transaction (except that such period will be twenty four months in the case of the Transactions (which extended period represents a change from the terms of the existing retention agreement)).

All severance payments and benefits under the Proposed Retention Agreement are subject to the execution of a release of claims by Mr. Pietri.

For more information concerning the Transactions, please see the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by Aspen Technology, Inc. on April 18, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

By:	/s/ Frederic G. Hammond
	Name:	Frederic G. Hammond
	Title:	Senior Vice President, General Counsel and Secretary

Dated: May 4, 2022